ZEGA Buy and Hedge ETF
Schedule of Investments
January 31, 2025 (Unaudited)

PURCHASED OPTIONS - 70.6% (a)(b)	Notional Amount	Contracts	Value
Call Options - 69.4%			$–
SPDR S&P 500 ETF, Expiration: 12/19/2025; Exercise Price: $205.01 (c)	$27,442,992	456	$18,309,358

Put Options - 1.2%			$–
SPDR S&P 500 ETF		–	$–
Expiration: 03/21/2025; Exercise Price: $540.00	4,333,104	72	12,024
Expiration: 04/17/2025; Exercise Price: $540.00	4,333,104	72	21,888
Expiration: 06/20/2025; Exercise Price: $530.00	4,333,104	72	39,384
Expiration: 08/15/2025; Exercise Price: $530.00	5,055,288	84	66,696
Expiration: 09/19/2025; Exercise Price: $530.00	5,055,288	84	78,162
Expiration: 12/19/2025; Exercise Price: $530.00	4,393,286	73	92,382
Total Put Options			310,536
TOTAL PURCHASED OPTIONS (Cost $14,084,209)			18,619,894

U.S. TREASURY SECURITIES - 10.3%		Par
United States Treasury Note/Bond
2.63%, 04/15/2025		$1,056,000	1,052,537
3.00%, 07/15/2025		838,000	833,255
3.88%, 01/15/2026		836,000	833,366
TOTAL U.S. TREASURY SECURITIES (Cost $2,708,858)			2,719,158

SHORT-TERM INVESTMENTS - 19.1%
Money Market Funds - 2.5%		Shares
First American Government Obligations Fund - Class X, 4.32% (d)		668,110	668,110

U.S. Treasury Bills - 16.6%		Par
4.45%, 02/13/2025 (e)		$1,643,000	1,641,062
4.45%, 03/11/2025 (e)		1,648,000	1,641,041
4.17%, 05/15/2025 (e)		1,089,000	1,076,229
			4,358,332
TOTAL SHORT-TERM INVESTMENTS (Cost $5,025,229)			5,026,442

TOTAL INVESTMENTS - 100.0% (Cost $21,818,296)			26,365,494
Liabilities in Excess of Other Assets - (0.0)% (f)			(6,583)
TOTAL NET ASSETS - 100.0%			$26,358,911
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	FLexible EXchange® Options
(d)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
(e)	The rate shown is the annualized effective yield as of January 31, 2025.
(f)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

ZEGA Buy and Hedge ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$18,619,894	$–	$18,619,894
U.S. Treasury Securities	–	2,719,158	–	2,719,158
Money Market Funds	668,110	–	–	668,110
U.S. Treasury Bills	–	4,358,332	–	4,358,332
Total Investments	$668,110	$25,697,384	$–	$26,365,494